                                                                    EXHIBIT 21.1

                    LIST OF SUBSIDIARIES OF LEAR CORPORATION

DOMESTIC SUBSIDIARIES:

                                                 JURISDICTION OF
               NAME OF ENTITY                     INCORPORATION      STOCK OWNERSHIP       RECORD HOLDER
---------------------------------------------  -------------------   ---------------   ----------------------
Amtex, Inc. .................................     Pennsylvania             50%         Lear Corporation
Bryan Manufacturing Company..................         Ohio                100%         Lear Corporation
                                                                                       Automotive Holdings
Corporate Eagle Two L.L.C. ..................       Michigan               50%         LCT, Inc.
Detroit Automotive Interiors L.L.C. .........       Michigan               49%         Lear Corporation
Essex International de Chihuahua, Inc. ......       Delaware              100%         Lear Corporation EEDS
                                                                                       and Interiors
General Seating of America, Inc. ............       Delaware               50%         Lear Corporation
Industrial Electrical Specialties, Inc. .....       Delaware               55%         Lear Corporation EEDS
                                                                                       & Interiors
IPCO Inc. ...................................       Delaware              100%         Lear Corporation
                                                                                       Automotive Systems
LCT, Inc. ...................................       Michigan              100%         Lear Corporation
Lear Corporation (Germany) Ltd. .............       Delaware              100%         Lear Corporation
Lear Corporation Global Development, Inc. ...       Delaware              100%         Lear Corporation
Lear Corporation Mendon......................       Delaware              100%         Lear Corporation
Lear Donnelly Overhead Systems, L.L.C. ......       Michigan               50%         Lear Corporation
Lear East L.P. ..............................     Pennsylvania            100%         Lear East, Inc. (99%);
                                                                                       Lear Corporation
                                                                                       Global Development,
                                                                                       Inc. (1%)
Lear East Inc. ..............................       Delaware              100%         Lear Operations
                                                                                       Corporation
Lear Investments Company, L.L.C. ............       Delaware              100%         Lear Corporation
Lear Mexican Holdings, L.L.C. ...............       Delaware              100%         Lear Seating Holdings
                                                                                       Corp. #50
Lear Midwest Automotive, Limited
  Partnership................................       Delaware              100%         Lear Midwest, Inc
                                                                                       (99.9%); Lear
                                                                                       Corporation Mendon
                                                                                       (0.1%)
Lear Midwest, Inc. ..........................       Kentucky              100%         Lear Operations
                                                                                       Corporation
Lear Operations Corporation..................       Delaware              100%         Lear Corporation
Lear Seating Holdings Corp. #50..............       Delaware              100%         Lear Corporation
Lear Seating Holdings Corp. No 100...........       Delaware              100%         Lear Corporation
Lear Technologies, L.L.C. ...................       Delaware              100%         Lear Corporation
Lear Trim L.P. ..............................       Delaware              100%         NAB Corporation
                                                                                       (99.9%); Lear
                                                                                       Corporation (.1%)

                                                 JURISDICTION OF
               NAME OF ENTITY                     INCORPORATION      STOCK OWNERSHIP       RECORD HOLDER
---------------------------------------------  -------------------   ---------------   ----------------------
Masland Transportation, Inc. ................       Delaware              100%         Lear Corporation
NAB Corporation..............................       Delaware              100%         Lear Corporation
North American Interiors, L.L.C. ............                              49%         Lear Corporation EEDS
                                                                                       and Interiors
Precision Fabrics Group......................    North Carolina            29%         Lear Corporation
Saturn Electronics Texas, L.L.C. ............                              45%         Lear Corporation EEDS
                                                                                       and Interiors
Saturn Electronics de Juarez, S.A. de
  C.V. ......................................                             100%         Saturn Electronics
                                                                                       Texas, L.L.C.
Superior Coach Corporation. .................         Ohio                100%         Lear Corporation
                                                                                       Automotive Systems
Lear Automotive (EEDS) Japan, Inc. f.k.a.
  United Technologies Automotive (Japan),
  Inc. ......................................       Delaware              100%         Lear Corporation
                                                                                       Automotive Holdings
Lear Automotive (EEDS) UK Limited f.k.a.
  United Technologies Automotive (U.K.)
  Limited ...................................       Delaware              100%         Lear Corporation
                                                                                       Automotive Holdings
Lear Corporation Automotive Systems f.k.a.
  United Technologies Automotive Systems,
  Inc. ......................................         Ohio                100%         Lear Corporation
                                                                                       Automotive Holdings
Lear Automotive Dearborn, Inc. f.k.a. UT
  Automotive Dearborn, Inc. .................       Delaware              100%         Lear Corporation EEDS
                                                                                       and Interiors
Lear Corporation EEDS and Interiors f.k.a.
  United Technologies Automotive, Inc. ......       Delaware              100%         Lear Corporation
                                                                                       Automotive Holdings
Lear Furukawa Corporation f.k.a. United
  Technologies Furukawa Corporation. ........       Delaware               51%         Lear Corporation EEDS
                                                                                       and Interiors
Lear Automotive Advanced Technology
  Electronic Technology, Inc. f.k.a. UT
  Automotive Advanced Technologies, Inc. ....       Delaware              100%         Lear Corporation EEDS
                                                                                       and Interiors
Lear Corporation Automotive Holdings f.k.a.
  UT Automotive Inc. ........................       Delaware              100%         Lear Operations
                                                                                       Corporation

FOREIGN SUBSIDIARIES:

                                               JURISDICTION OF     STOCK
               NAME OF ENTITY                   ORGANIZATION     OWNERSHIP          RECORD HOLDER
---------------------------------------------  ---------------   ---------   ----------------------------
Donnelly Eurotrim Ltd. ......................     Ireland            100%    Lear Lear Donnelly Overhead
                                                                             Systems, L.L.C.
Wagner Industries, Inc. .....................     Indiana            100%    Lear Corporation EEDS and
                                                                             Interiors
Empetek autodily s.r.o. .....................  Czech Republic        100%    Lear Donnelly Overhead
                                                                             Systems, L.L.C.
Alfrombras San Luis S.A. ....................    Argentina           100%    Industria Textil Dragui S.A.
Strapur SA...................................    Argentina             5%    Strapazzini Auto S.p.A.
Arbitrario B.V. .............................   Netherlands          100%    Lear Corporation
Asia Pacific Components Co., Ltd. ...........     Thailand           100%    Lear Seating (Thailand)
                                                                             Corp., Ltd.
Auto Interiors India Private Ltd. ...........      India              25%    Pianfei Ipa S.p.A.
Autoform Kunststoffteile GmbH & Co. KG.......     Germany          56.59%    Gruppo Pianfei
                                                                             S.r.L.(45.2%);
                                                                             Pianfei Glass SA (29.69%);
                                                                             Lear Corporation Drahtfedern
                                                                             GmbH (2.4%)
Autoform Kunststoffteile GmbH................     Germany          57.75%    Pianfei Glass SA (25%);
                                                                             Gruppo Pianfei S.r.L. (44%);
                                                                             Lear Corporation Drahtfedern
                                                                             GmbH (5%)
Autotrim, S.A. de C.V. ......................      Mexico             40%    Interiores Automotrices
                                                                             Summa S.A. de C.V.
AVB Anlagen und Vorrichtungsbau GmbH.........     Germany             55%    Lear Corp Beteiligungs GmbH
Lear Corporation China Ltd. .................    Mauritius            65%    Lear Corporation
Tianjin Jinzhu Wire Harness Component Co.
  Limited....................................      China              10%    Lear Corporation EEDS and
                                                                             Interiors
Chongqing Lear Chang'an Automotive Interior
  Trim Co., Ltd. ............................      China           35.75%    Lear Corporation China Ltd.
Consorcio Industrial Mexicanos de Autopartes
  S.A. de C.V. ..............................      Mexico            100%    Lear Corp 99.4%;
                                                                             Empresas Industriales
                                                                             Mexicanos de Autopartes,
                                                                             S.A. de C.V. .6%
Davart Group Ltd. ...........................        UK              100%    Lear Corp UK Interior System
                                                                             Ltd.
Dearborn Automotive Engineering GmbH & Co.
  KG.........................................     Germany            100%    MWW Dreizehnte
                                                                             Vermogensverwaltungs GmbH
El Trim (Pty.) Ltd. .........................   South Africa          51%    Lear Corporation Drahtfedern
                                                                             GmbH

                                               JURISDICTION OF     STOCK
               NAME OF ENTITY                   ORGANIZATION     OWNERSHIP          RECORD HOLDER
---------------------------------------------  ---------------   ---------   ----------------------------
Empresas Industriales Mexiconos de
  Autopartes, S.A. de C.V. ..................      Mexico          74.98%    Lear Corporation
Favesa S.r.l. de C.V. .......................      Mexico            100%    Lear Holdings S.r.l. de C.V.
General Seating of Canada Ltd. ..............      Canada             50%    Lear Corp Canada, Ltd.
General Seating of Thailand Corp. Ltd. ......                         50%    Lear Corporation
Gruppo Pianfei S.r.L. .......................      Italy             100%    Lear Corporation Italia
                                                                             Holding S.r.L.
Guilford Kast Plastifol Dynamics Ltd. .......        UK             33.3%    Lear Corporation Drahtfedern
                                                                             GmbH
Hanil Lear Automotive Parts Private Ltd. ....      India              50%    Lear Corporation
Hubei Lear XianfengAuto Electric Company,
  Ltd. f.k.a. Hubei UTA Xianfeng Auto
  Electric Company, Ltd. ....................      China             100%    Lear Corporation EEDS and
                                                                             Interiors
Industria Textil Dragui S.A. ................    Argentina           100%    Industrias Lear de
                                                                             Argentina, SrL
Industrias Cousin Freres S.L. ...............      Spain           49.99%    Lear Corporation Italia
                                                                             S.p.A.
Industrias Lear de Argentina, SrL............    Argentina           100%    Lear Corporation
Industrias Lear Trim S. de R.L de C.V. ......      Mexico            100%    Lear Holdings S.r.l. de C.V.
Inteco S.p.A. ...............................      Italy             100%    Strapazzini Auto
                                                                             S.p.A.(99.99%);
                                                                             Lear Corporation Italia
                                                                             Holding S.r.L. (.01%)
Interiores Automotrices Summa S.A. de
  C.V. ......................................      Mexico             40%    Lear Operations Corporation
Interiores Para Autos, S.A. de C.V. .........      Mexico            100%    Interiores Automotrices
                                                                             Summa S.A. de C.V.
Interni S.A. ................................      Brazil             50%    Pianfei Engineering S.r.L.
Jiangxi Jiangling Lear Interior Systems Co.
  Ltd. ......................................      China              32%    Lear Corporation China Ltd.
John Cotton Plastics Ltd. ...................        UK              100%    Lear Corp UK Interior
                                                                             Systems Ltd.
L.S. Servicos Ltds. .........................      Brazil            100%    Lear Corporation
Lear Automotive Corporation Singapore Pte.
  Ltd. ......................................    Singapore           100%    Lear Corporation
Lear Corporation (Belgium) CVA...............     Belgium            100%    Lear Corporation
Lear Bahia Ltda. ............................      Brazil            100%    Lear do Brazil ltda.
Lear Brits (SA)(Pty.)Ltd. ...................   South Africa         100%    Lear Corporation

                                               JURISDICTION OF     STOCK
               NAME OF ENTITY                   ORGANIZATION     OWNERSHIP          RECORD HOLDER
---------------------------------------------  ---------------   ---------   ----------------------------
Lear Canada..................................      Canada            100%    AII Automotive Industries
                                                                             Canada, Inc. (12.4%);
                                                                             Lear Corporation Canada,
                                                                             Ltd. (81.7%); Lear Canada
                                                                             Investments Ltd. (0.1%);
                                                                             Masland Industries of Canada
                                                                             Limited (5.8%)
Lear Car Seating do Brasil Ltda. ............      Brazil            100%    L.S. Servicos Ltda.
Lear Corporation (Nottingham) Limited........        UK              100%    Lear Corporation (UK)
                                                                             Limited
Lear Corporation (S.A.)(Pty.) Ltd. ..........   South Africa         100%    Lear Corporation
Lear Corporation (SSD) Ltd. .................        UK              100%    Lear UK ISM Limited
Lear Corporation (SSD) NV....................     Belgium            100%    Lear UK ISM Limited
Lear Corporation Asientos, S.A. .............      Spain             100%    Lear Corporation Spain S.L.
Lear Corporation Australia Pty Ltd. .........    Australia           100%    Lear Corporation
Lear Corporation Austria GmbH................     Austria            100%    Lear Corp Beteiligungs GmbH
Lear Corporation Austria GmbH & Co. KG.......     Austria            100%    Lear Corporation
                                                                             Beteiligungs GmbH (99%);
                                                                             Lear Corporation Austria
                                                                             GmbH (1%)
Lear Corporation Beteiligungs GmbH...........     Germany            100%    Lear Corp (Germany) Ltd.
Lear Corporation Drahtfedern Gmbh............     Germany            100%    Lear Corp Beteiligungs GmbH
Lear Corporation Canada Ltd. ................     Ontario            100%    Lear Corporation
Lear Canada Investments Ltd. ................     Ontario            100%    Lear Corporation
Lear Corporation China Ltd. .................    Maruritius           65%    Lear Corporation
Lear Corporation France S.A.R.L..............      France            100%    Lear Corporation
Lear Corporation GmbH & Co. KG...............     Germany            100%    Lear Corporation Drahtfedern
                                                                             GmbH
Lear Corporation Holdings Spain S.L..........      Spain             100%    Lear Corporation
Lear Corporation Hungary KFT.................                        100%    Lear Corporation Drahtfedern
                                                                             GmbH
Lear Corporation Interior Components (Pty.)
  Ltd. ......................................   South Africa         100%    Lear Corporation
Lear Corporation Italia Holding S.r.L. ......      Italy             100%    Lear Corporation
Lear Corporation Italia S.p.A. ..............      Italy             100%    Lear Corporation Italia
                                                                             Holding S.r.L.
Lear Corporation Italia Speciality Car Group
  S.r.L. ....................................      Italy             100%    Lear Corporation Italia
                                                                             S.r.L.
Lear Corporation Italia Sud S.p.A. ..........      Italy             100%    Lear Corporation Italia
                                                                             S.p.A.
Lear Corporation Mexico S.A. de C.V. ........      Mexico           99.9%    Lear Holdings S.r.L. de C.V.
Lear Corporation Poland
  Gliwice S.p.zo.o. .........................      Poland            100%    Lear Corporation
Lear Corporation Poland II S.p.zo.o. ........      Poland            100%    Lear Corporation

                                               JURISDICTION OF     STOCK
               NAME OF ENTITY                   ORGANIZATION     OWNERSHIP          RECORD HOLDER
---------------------------------------------  ---------------   ---------   ----------------------------
Lear Corporation Poland Sp.zo.o. ............      Poland            100%    Lear Corporation
Lear Corporation Portugal-Components Para
  Automovers, Lda............................     Portugal           100%    Lear Corporation
Lear Corporation Spain S.L...................      Spain             100%    Lear Corporation Holdings
                                                                             Spain S.L.
Lear Corporation Sweden AB...................      Sweden            100%    Lear Corporation
Lear Corporation UK Holdings Ltd. ...........        UK              100%    Lear Corporation
Lear Corporation UK Interior Systems Ltd. ...        UK              100%    Lear Corporation UK Holdings
                                                                             Ltd.
Lear Corporation Verwaltungs GmbH............     Germany            100%    Lear Corporation Drahtfedern
                                                                             GmbH
Lear De Venezuela, C.A. .....................    Venezuela           100%    Lear Corporation
Lear do Brazil Ltda. ........................      Brazil            100%    Lear Corporation
Lear Donnelly Mexico, S. de R.L de C.V. .....                        100%    Lear Donnelly Overhead
                                                                             Systems, L.L.C.
                                                 US Virgin
Lear Foreign Sales Corp. ....................     Islands            100%    Lear Corporation
Lear Holdings S.r.L. de C.v. ................      Mexico             50%    Lear Seating Holdings
                                                                             Corporation No. 50
Lear Inespo Comercial Industrial Ltda........      Brazil          50.01%    Lear Corporation
Lear JIT (Pty.) Ltd. ........................   South Africa          51%    Lear Corp Drahtfedern GmbH
Lear Corporation North West
  (Pty.) Ltd. ...............................   South Africa         100%    Lear Corporation
Lear Seating (Thailand) Corp., Ltd. .........     Thailand            98%    Lear Corporation
Lear Seating Private Limited.................      India             (49%)   Ramco Investments Limited
Lear Sewing (Pty.) Ltd. .....................   South Africa          51%    Lear corporation Drahtfedern
                                                                             GmbH
Lear Teknik Oto Yan Sanayi Limited Sirket....      Turkey          66.67%    Lear Corporation
Lear UK Acquisition Limited..................        UK              100%    Lear Corporation UK Holdings
                                                                             Limited
Lear Corporation (UK) Limited................        UK              100%    Lear UK Acquisition Limited
Lear UK ISM Limited..........................        UK              100%    Lear Corporation (UK)
                                                                             Limited
Lear Vjayjyot Seating Private Limited........      India              50%    Ramco Investments Limited
LECA S.p.zo.o................................      Poland            100%    Lear Corporation
Markol Otomotiv Yan Sanayi VE Ticaret A.S....      Turkey             35%    Lear Corporation
Masland (UK) Limited.........................        UK              100%    Lear Corporation
Masland Industries of Canada Limited.........      Canada            100%    Lear Corporation

                                               JURISDICTION OF     STOCK
               NAME OF ENTITY                   ORGANIZATION     OWNERSHIP          RECORD HOLDER
---------------------------------------------  ---------------   ---------   ----------------------------
Lear Automotive (EEDS) Spain S.L. f.k.a.
  Mecanismos Auxiliares Industriales,
  S.L. ......................................      Spain             100%    Lear Automotive Dearborn,
                                                                             Inc.
AII Automotive Industries Canada, Inc. ......      Canada            100%    Lear Corporation
MWW Dreizehnte Vermogensverwaltungs GmbH.....     Germany            100%    UT Automotive (Netherlands)
                                                                             B.V.
MWW Zwolfe Vermogensverwaltungs GmbH.........     Germany            100%    MWW Dreizehnte
                                                                             Vermogensverwaltungs GmbH
No-Sag Drahtfedern Spitzer & Co. KG..........     Austria           62.5%    Lear Corporation Drahtfedern
                                                                             GmbH
NTTF Industries Limited......................      India              46%    Lear Corporation EEDS and
                                                                             Interiors
OOO Lear.....................................      Russia            100%    Lear Corporation Global
                                                                             Development, Inc.
Pianfei Engineering S.r.L. ..................      Italy             100%    Gruppo Pianfei S.r.L.
Pianfei Glass SA.............................      Spain              35%    Gruppo Pianfei S.r.L.
Pianfei Ipa S.p.A............................      Italy             100%    Gruppo Pianfei S.r.L. (98%);
                                                                             Lear Corporation Italia
                                                                             Holding S.r.L. (2%)
Pianfei Melfi S.r.L..........................      Italy           73.20%    Gruppo Pianfei S.r.L.
                                                                             (71.7%);
                                                                             Lear Corporation Italia
                                                                             Holdings S.r.L. (1.5%)
Pianfei Sicilia S.r.L........................      Italy             100%    Gruppo Pianfei S.r.L.
Pianfei Sud S.p.A............................      Italy             100%    Gruppo Pianfei S.r.L. (70%);
                                                                             Pianfei Melfi S.r.L. (30%)
Polovat Auto Sp.zo.o. .......................      Poland            100%    Polovat Sp.z.o.o.
Polovat Sp.zo.o. ............................      Poland            100%    Arbitrario B.V.
Protos S.r.L.................................      Italy             100%    Lear Corporation Italia
                                                                             Holding S.r.L.
PRPI S.p.A. (in liquidation).................      Italy             100%    Gruppo Pianfei S.r.L.
Rael Handels GmbH............................     Austria            100%    Lear Corporation
                                                                             Beteiligungs GmbH
Ramco Investments Limited....................    Mauritius           100%    Lear Corporation
S.A.L.B.I. AB................................      Sweden             50%    Lear Corporation Sweden AB
Shanghai Lear Automobile Interior Trim Co.,
  Ltd. ......................................      China            35.75    Lear Corporation China Ltd.
Shanghai Songjiang Lear Automotive Carpet &
  Accoustics Co. Ltd. .......................      China            35.75    Lear Corporation China Ltd.
Siam Lear Automotive Co., Ltd f.k.a. Siam UT
  Automotive Co., Ltd. ......................     Thailand       99.9976%    Lear Corporation EEDS and
                                                                             Interiors
Societe No Sag Francaise.....................      France             56%    Lear Corporation France
                                                                             S.A.R.L

                                               JURISDICTION OF     STOCK
               NAME OF ENTITY                   ORGANIZATION     OWNERSHIP          RECORD HOLDER
---------------------------------------------  ---------------   ---------   ----------------------------
Societe Offran-Villaise de Technologie,
  S.A. ......................................      France            100%    Lear Corporation Automotive
                                                                             Holdings
Sommer Masland (UK) Limited..................        UK               50%    Masland (UK) Limited
Spitzer GmbH.................................     Austria           62.5%    Lear Corporation Drahtfedern
                                                                             GmbH
Stapur SA....................................    Argentina             5%    Lear Corporation Automotive
                                                                             Holdings
Strapazzini Auto S.p.A. .....................      Italy             100%    Strapazzini Resine S.r.L.
                                                                             (1%)
                                                                             Strapazzini Resine S.r.L.
                                                                             (99%)
Strapazzini Resine S.R.L. ...................      Italy             100%    Lear Corporation Italia
                                                                             Holding S.r.L.
SWECA S.p.zo.o. .............................      Poland            100%    Lear Corporation
Lear Netherlands (Holdings) B.V. ............   Netherlands          100%    Lear Corporation Automotive
                                                                             Holdings
Lear (Paris) S.A. f.k.a. United Technologies
  Automotive (Europe) S.A. ..................      France          99.75%    Lear Corporation Automotive
                                                                             Holdings
Lear Automotive (EEDS) France SARL f.k.a.
  United Technologies automotive (France)
  SARL.......................................      France            100%    Lear Corporation Automotive
                                                                             Holdings
Lear Automotive EEDS Honduras S.A. f.k.a.
  United Technologies Automotive (Honduras)
  S.A. ......................................     Honduras            98%    Lear Corporation EEDS and
                                                                             Interiors
Lear Automotive (EEDS) Hungary Gepjarmuipari
  Kft. f.k.a. United Technologies Automotive
  (Hungary) Kft..............................     Hungary            100%    Lear Automotive Dearborn,
                                                                             Inc.
Lear Automotive (EEDS) Philippines, Inc.
  f.k.a. United Technologies Automotive
  (Philippines), Inc. .......................   Philippines         99.9%    Lear Automotive Dearborn,
                                                                             Inc.
Lear Electrical (Poland) Sp Zo.o. United
  Technologies Automotive (Poland)
  Sp.zo.o. ..................................      Poland             75%    Lear Corporation Automotive
                                                                             Holdings
Lear Electrical Systems de Mexico, S.A. de
  C.V. f.k.a. United Technologies Automotive
  Electrical Systems de Mexico, S.A. de
  C.V. ......................................      Mexico           99.9%    Lear Corporation EEDS and
                                                                             Interiors
Lear Netherlands (Holdings) B.V. f.k.a. UT
  Automotive (Netherlands) B.V. .............   Netherlands          100%    Lear Corporation Automotive
                                                                             Holdings

                                               JURISDICTION OF     STOCK
               NAME OF ENTITY                   ORGANIZATION     OWNERSHIP          RECORD HOLDER
---------------------------------------------  ---------------   ---------   ----------------------------
Lear Automotive (EEDS) Poland Sp. Zo.o.
  f.k.a. UT Automotive (Poland Sp. Zo.o. ....      Poland            100%    Lear Corporation

United Technologies Gate Espana, S.A. .......      Spain          99.992%    Lear Corporation Automotive
                                                                             Holdings
UPM S.r.L. ..................................      Italy              39%    Gruppo Pianfei S.r.L.

United Technologies Automotive (Argentina)
  S.A. ......................................    Argentina           100%    Lear Corporation Automotive
                                                                             Holdings
United Technologies Automotive (Canada),
  Inc. ......................................      Canada             50%    Lear Corporation Automotive
                                                                             Holdings
UT Automotive (Portugal) Componentes de
  Automotivies S.A. .........................     Portugal           100%    Mecanismos Auxiliarios
                                                                             Industriales, S.L.
Lear Automotive (EEDS) Almussafes Services,
  S.A. f.k.a. UT Automotive Almussafes
  Services S.A. .............................      Spain             100%    Lear Netherlands (Holdings)
                                                                             B.V.
Lear Automotive Services (Netherlands) B.V.
  f.k.a. UT Automotive Services Netherlands
  B.V. ......................................   Netherlands          100%    Lear Corporation Automotive
                                                                             Holdings
Lear Automotive (EEDS) Tunisia S.A. f.k.a. UT
  Automotive Tunisia S.A. ...................     Tunisia          99.98%    Lear Netherlands (Holdings)
                                                                             B.V.
Lear Automotive Electronics GmbH f.k.a. UT
  Loewe Automotive Electronics GmbH..........     Germany            100%    Lear Corporation Automotive
                                                                             Holdings
UT Automotive Saarlouis Services, GmbH.......     Germany            100%    Lear Corporation Automotive
                                                                             Holdings
Wuhan Lear-DCAC Auto Electric Company,
  Limited f.k.a. Wuhan UTA-DCAC Auto Electric
  company, Limited...........................      China              75%    Lear Corporation EEDS and
                                                                             Interiors
P.T. Lear Corporation........................    Indonesia            51%    Lear Corporation